UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21992

TENNENBAUM OPPORTUNITIES PARTNERS V, LP

(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000

SANTA MONICA, CALIFORNIA 90405

(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY

TENNENBAUM OPPORTUNITIES PARTNERS V, LP

2951 28TH STREET, SUITE 1000

SANTA MONICA, CALIFORNIA 90405

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:

RICHARD T. PRINS, ESQ.

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

FOUR TIMES SQUARE

NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2015

Date of reporting period: DECEMBER 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

December 31, 2015

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Annual Report

December 31, 2015

Contents

Portfolio Asset Allocation (Unaudited)	2

Financial Statements

Report of Independent Registered Public Accounting Firm	3
Statement of Assets and Liabilities	4
Schedule of Investments	5
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Notes to Financial Statements	14
Schedule of Changes in Investments in Affiliates	30
Schedule of Restricted Securities of Unaffiliated Issuers	32

Supplemental Information (Unaudited)

Directors and Officers	33

Tennenbaum Opportunities Partners V, LP (the “Partnership”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Partnership’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Partnership’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Partnership’s proxy voting guidelines and information regarding how the Partnership voted proxies relating to portfolio investments during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Partnership’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Portfolio Asset Allocation (Unaudited)

December 31, 2015

Percent of Cash
Industry	and Investments
Wireless Telecommunications Carriers	12.1%
Other Manufacturing	11.6%
Cable and Other Subscription Programming	10.2%
Gaming	9.2%
Wired Telecommunications Carriers	6.8%
Pharmaceuticals	6.2%
Highway, Street, and Bridge Construction	5.8%
Restaurants	5.5%
Coal Mining	5.1%
Financial Investment Activities	5.0%
Shipping	4.0%
Oil and Gas Extraction	3.0%
Radio and Television Broadcasting	2.3%
Electronic Component Manufacturing	2.0%
Motion Picture and Video Industries	1.8%
Hospitals	1.7%
Air Transportation	1.6%
Business Support Services	1.0%
Other Publishing	0.9%
Other Investment Pools and Funds	0.8%
Electric Power Generation, Transmission and Distribution	0.7%
Architectural, Engineering, and Related Services	0.6%
Accounting, Tax and Payroll Services	0.2%
Metal and Mineral Mining	0.1%
Retail	0.1%
Depository Credit Intermediation	0.0%
Satellite Telecommunications	0.0%
Cash and Cash Equivalents	1.7%
Total	100.0%

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Partners of

Tennenbaum Opportunities Partners V, LP

Los Angeles, California

We have audited the accompanying statement of assets and liabilities of Tennenbaum Opportunities Partners V, LP (the "Partnership"), including the schedule of investments, as of December 31, 2015, and the related statements of operations, changes in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets and other financial information of the Partnership for years ended before December 31, 2015 were audited by other auditors whose report, dated February 27, 2015, expressed an unqualified opinion on that statement of changes in net assets and other financial information.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Tennenbaum Opportunities Partners V, LP as of December 31, 2015, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Los Angeles, California

February 29, 2016

3

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments, at fair value:
Companies less than 5% owned (cost $495,626,242)	$266,968,115
Companies 5% to 25% owned (cost $371,008,731)	428,915,005
Companies more than 25% owned (cost $81,182,543)	61,119,292
Total investments (cost $947,817,516)	757,002,412

Cash and cash equivalents	12,914,386
Accrued interest income:
Companies less than 5% owned	3,751,421
Companies 5% to 25% owned	548,758
Companies more than 25% owned	401,988
Foreign currency options at fair value (cost $369,185)	9,444,419
Deferred debt issuance costs	500,844
Unrealized gain on foreign currency forward exchange contracts	246,227
Prepaid expenses and other assets	396,156
Total assets	785,206,611

Liabilities
Credit facility payable	65,810,201
Payable to the Common Limited Partner	468,699
Interest payable	301,889
Payable to the Investment Manager	224,067
Accrued expenses and other liabilities	2,318,433
Total liabilities	69,123,289

Preferred equity facility
Series A preferred interests; $20,000/interest liquidation preference; 25,000 interests authorized, 4,063.5787 interests issued and outstanding	81,271,574
Accumulated distributions on Series A preferred interests	205,026
Total preferred limited partner interests	81,476,600

Net assets applicable to common limited and general partners	$634,606,722

Composition of net assets applicable to common limited and general partners
Paid-in capital	943,464,447
Accumulated net investment income	4,430,896
Accumulated net realized loss	(137,969,104)
Accumulated net unrealized depreciation	(175,319,517)
Net assets applicable to common limited and general partners	$634,606,722

See accompanying notes to the financial statements.

4

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Investments

December 31, 2015

								% of
								Cash and
Issuer	Instrument	Ref	Floor	Spread	Maturity	Principal	Value	Investments	Notes

Debt Investments (A)
Accounting, Tax and Payroll Services
EGS Holdings, Inc.	Holdco PIK Notes	LIBOR (A)	3.00%	10.00%	10/3/2018	$151,160	$151,160	0.02%
Expert Global Solutions, LLC	Second Lien Term Loan	LIBOR (Q)	1.50%	11.00%	10/3/2018	$1,000,000	1,000,000	0.13%
							1,151,160	0.15%

Air Transportation
Aircraft Leased to Delta Air Lines, Inc.
N913DL	Aircraft Secured Mortgage	Fixed	-	8.00%	3/15/2017	$221,675	224,433	0.03%	F
N918DL	Aircraft Secured Mortgage	Fixed	-	8.00%	8/15/2018	$452,720	461,017	0.06%	F
N954DL	Aircraft Secured Mortgage	Fixed	-	8.00%	3/20/2019	$653,310	665,306	0.09%	F
N955DL	Aircraft Secured Mortgage	Fixed	-	8.00%	6/20/2019	$703,157	716,608	0.09%	F
N956DL	Aircraft Secured Mortgage	Fixed	-	8.00%	5/20/2019	$695,678	708,913	0.09%	F
N957DL	Aircraft Secured Mortgage	Fixed	-	8.00%	6/20/2019	$709,307	722,878	0.09%	F
N959DL	Aircraft Secured Mortgage	Fixed	-	8.00%	7/20/2019	$722,818	736,719	0.10%	F
N960DL	Aircraft Secured Mortgage	Fixed	-	8.00%	10/20/2019	$769,034	783,981	0.10%	F
N961DL	Aircraft Secured Mortgage	Fixed	-	8.00%	8/20/2019	$748,648	763,105	0.10%	F
N976DL	Aircraft Secured Mortgage	Fixed	-	8.00%	2/15/2018	$416,744	423,799	0.06%	F
							6,206,759	0.81%

Cable and Other Subscription Programming
Medfort, S.a.r.l (Primacom) (Germany)	First Lien Term Loan B	Fixed	-	1.00% PIK	11/21/2017	€14,214,876	-	-	B/C/D
Medfort, S.a.r.l (Primacom) (Germany)	First Lien Term Loan B2	Fixed	-	1.00% PIK	11/21/2017	€11,785,943	-	-	B/C/D
							-	-

Coal Mining
Eagle Coal Company, Inc.	First Lien Term Loan	Fixed	-	8.00% Cash + 7.00% PIK	9/21/2017	$17,779,126	14,721,116	1.91%
Oxford Mining Company, LLC	First Lien Delayed Draw Term Loan	LIBOR (Q)	0.75%	8.50% Cash + 3.00% PIK	12/31/2018	$24,579,727	24,069,697	3.13%
							38,790,813	5.04%

Electronic Component Manufacturing
Soraa, Inc.	Sr Secured Tranche A Term Loan (3.0% Exit Fee)	LIBOR (M)	-	9.33%	3/1/2018	$15,000,000	14,274,000	1.85%
Soraa, Inc.	Sr Secured Tranche B Term Loan	LIBOR (M)	-	9.33%	9/1/2017	$1,125,000	1,044,956	0.14%
							15,318,956	1.99%

Financial Investment Activities
Magnolia Finance V plc (Cayman Islands)	Asset-Backed Credit Linked Notes	Fixed	-	13.13%	8/2/2021	$35,000,000	34,723,500	4.51%	E
Marsico Capital Management	First Lien Term Loan	LIBOR (Q)	-	5.00%	12/31/2022	$29,995,623	3,749,453	0.49%
							38,472,953	5.00%

Gaming
Harrah's Operating Company, Inc.	Second Priority Secured Notes	Fixed	-	10.00%	12/15/2018	$80,839,000	24,453,797	3.18%	C

Hospitals
Evidera, Inc.	First Lien Term Loan	LIBOR (Q)	1.00%	9.00%	7/1/2018	$13,168,902	13,185,363	1.71%

5

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Investments (Continued)

December 31, 2015

								% of
								Cash and
Issuer	Instrument	Ref	Floor	Spread	Maturity	Principal	Value	Investments	Notes

Debt Investments (continued)
Metal and Mineral Mining
Molycorp, Inc.	First Lien Notes	Fixed	-	10.00%	6/1/2020	$11,712,000	$644,160	0.08%	C
Molycorp, Inc.	Sr Unsecured Convertible Notes	Fixed	-	6.00%	9/1/2017	$29,127,000	22,573	-	C
							666,733	0.08%

Motion Picture and Video Industries
CORE Entertainment, Inc.	First Lien Term Loan	Fixed	-	11.00%	6/21/2017	$26,627,910	13,135,548	1.71%
CORE Entertainment, Inc.	Second Lien Term Loan	Fixed	-	15.50%	6/21/2018	$21,302,328	819,075	0.11%	C
							13,954,623	1.82%

Oil and Gas Extraction
Linc Energy Finance (USA), Inc.	First Lien Notes	Fixed	-	9.63%	10/31/2017	$8,380,000	3,854,800	0.50%	E
Linc Energy Finance, Inc.	Sr Secured Notes	Fixed	-	12.50%	10/31/2017	$48,515,330	1,576,748	0.20%	C/E
Sunshine Oilsands Ltd.	Sr Secured Notes	Fixed	-	10.00%	8/1/2017	$28,616,000	17,169,600	2.23%	E
							22,601,148	2.93%

Other Manufacturing
AGY Holding Corp.	Second Lien Notes	Fixed	-	11.00%	11/15/2016	$32,444,500	32,444,500	4.21%	B/E
AGY Holding Corp.	Sr Secured Term Loan	Fixed	-	12.00%	9/15/2016	$17,046,935	17,046,935	2.21%	B
Boomerang Tube, LLC	Second Lien Term Loan	LIBOR (Q)	1.50%	9.50%	10/11/2017	$12,714,288	5,848,572	0.76%	C
Boomerang Tube, LLC	Sr Secured Super Priority Debtor-in-Possession	Prime Rate	-	10.00%	11/30/2015	$3,737,207	3,737,207	0.49%	H
GSE Environmental, Inc.	First Lien Term Loan	LIBOR (M)	1.00%	10.00%	8/11/2021	$8,823,529	8,763,971	1.14%
							67,841,185	8.81%

Pharmaceuticals
Novasep Holdings SAS (France)	First Lien Notes	Fixed	-	8.00%	12/15/2016	$24,483,000	24,421,793	3.17%	B/E

Radio and Television Broadcasting
Fuse, LLC	Sr Secured Notes	Fixed	-	10.38%	7/1/2019	$15,000,000	11,850,000	1.54%	E
The Tennis Channel, Inc.	First Lien Term Loan	LIBOR (Q)	-	8.50%	5/29/2017	$5,414,463	5,440,182	0.71%
							17,290,182	2.25%

Restaurants
RM OpCo, LLC (Real Mex)	Convertible Second Lien Term Loan Tranche B-1	Fixed	-	8.50%	3/30/2018	$5,022,450	5,022,450	0.65%	F
RM OpCo, LLC (Real Mex)	Convertible Second Lien Term Loan B	Fixed	-	8.50%	3/30/2018	$6,163,801	6,163,801	0.80%	F
RM OpCo, LLC (Real Mex)	First Lien Term Loan Tranche A	Fixed	-	7.00%	3/21/2016	$10,476,093	10,476,093	1.36%	F
RM OpCo, LLC (Real Mex)	Second Lien Term Loan Tranche B	Fixed	-	8.50%	3/30/2018	$25,025,125	12,650,201	1.64%	F
RM OpCo, LLC (Real Mex)	Second Lien Term Loan Tranche B-1	Fixed	-	8.50%	3/30/2018	$7,881,272	7,881,272	1.02%	F
							42,193,817	5.47%

Wireless Telecommunications Carriers
Gogo, LLC	First Lien Term Loan	LIBOR (Q)	1.50%	9.75%	3/21/2018	$24,307,405	24,550,479	3.19%

Total Debt Investments (Cost $583,127,795)							351,099,761	45.60%

6

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Investments (Continued)

December 31, 2015

								% of
								Cash and
Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Value	Investments	Notes

Equity Securities
Air Transportation
Epic Aero, Inc. (One Sky)	Warrants to Purchase Common Stock					2,329	$4,010,396	0.52%	C/E
Aircraft Leased to Delta Air Lines, Inc.
N913DL	Trust Beneficial Interests					2,554	208,679	0.03%	E/F
N918DL	Trust Beneficial Interests					2,043	247,788	0.03%	E/F
N954DL	Trust Beneficial Interests					1,892	151,120	0.02%	E/F
N955DL	Trust Beneficial Interests					1,819	209,840	0.03%	E/F
N956DL	Trust Beneficial Interests					1,836	202,812	0.02%	E/F
N957DL	Trust Beneficial Interests					1,819	204,461	0.03%	E/F
N959DL	Trust Beneficial Interests					1,801	206,157	0.03%	E/F
N960DL	Trust Beneficial Interests					1,752	205,643	0.03%	E/F
N961DL	Trust Beneficial Interests					1,784	197,003	0.02%	E/F
N976DL	Trust Beneficial Interests					2,194	195,637	0.02%	E/F
							6,039,536	0.78%

Architectural, Engineering, and Related Services
Global Geophysical Services, Inc.	Common Stock					598,418	4,399,509	0.57%	B/C/E
Global Geophysical Services, Inc.	Warrants to Purchase Stock					69,158	7	-	B/C/E
							4,399,516	0.57%

Business Support Services
Findly Talent, LLC	Membership Units					1,993,022	456,402	0.06%	C/E
STG-Fairway Holdings, LLC (First Advantage)	Class A Units					2,368,001	7,364,246	0.96%	C/E
							7,820,648	1.02%

Cable and Other Subscription Programming
Perseus Holdings S.A. (Primacom) (Luxembourg)	Common Stock					78,000	4,860,745	0.63%	B/C/D/E
Primacom Finance (Lux) S.A. (Finance) (Luxembourg)	Common Equity					10,442,055	50,803,804	6.60%	B/C/D/E
Primacom Finance (Lux) S.A. (Finance) (Luxembourg)	Warrants to Purchase Ordinary Shares					18,677	22,972,305	2.98%	B/C/D/E
							78,636,854	10.21%

Coal Mining
Eagle Coal Company, Inc.	Warrants to Purchase Common Stock					675,841	234,449	0.03%	C/E
Oxford Resources Partners, LP	Warrants to Purchase Common Units					59,790	202,089	0.03%	C/E
							436,538	0.06%

Depository Credit Intermediation
Doral Financial Corp. (Puerto Rico)	Common Stock					120,539	12,958	-	C

Electric Power Generation, Transmission and Distribution
Longview Intermediate Holdings C, LLC	Common Stock					1,329,871	5,485,718	0.71%	C/E

7

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Investments (Continued)

December 31, 2015

								% of
								Cash and
Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Value	Investments	Notes

Equity Securities (continued)
Electronic Component Manufacturing
Soraa, Inc.	Warrants to Purchase Common Stock					420,000	$120,288	0.02%	C/E
TPG Hattrick Holdco, LLC (Isola)	Common Units					1,935,857	116,151	0.01%	C/E
							236,439	0.03%
Financial Investment Activities
Marsico Holdings, LLC	Common Interest Units					474,738	14,242	-	C/E

Gaming
TOPV New World Holdings, LLC (Gateway Casinos) (Canada)	Membership Interests					6,843,047	42,911,381	5.57%	B/C/E
Tropicana Entertainment, Inc.	Common Stock					180,844	3,119,559	0.41%	C/E
							46,030,940	5.98%

Highway, Street, and Bridge Construction
Contech Holdings, Inc.	Common Stock					711,255	44,874,998	5.83%	B/C/E

Oil and Gas Extraction
Woodbine Intermediate Holdings, LLC	Membership Units					576	756,958	0.10%	C/E/F

Other Investment Pools and Funds
TCP Delos Cayman Holdings (Beverly Shipping) (Cayman Islands)	Partnership Interest					551,799	993,626	0.13%	C/D/E/F
TCP Delos Cayman Holdings (King B) (Cayman Islands)	Partnership Interest					726,529	558,047	0.07%	C/E/F
TCP Delos Delaware Holdings, LLC (Raven Hill)	Partnership Interest					2,394,699	4,312,140	0.56%	C/D/E/F
							5,863,813	0.76%

Other Manufacturing
KAGY Holding Company, Inc.	Series A Preferred Stock					34,229	21,419,093	2.78%	B/C/E
Precision Holdings, LLC	Class C Membership Interests					94	4,027	-	C/E
							21,423,120	2.78%

Other Publishing
HW Holdco, LLC	Class A Common Interest					868,872	6,814,129	0.89%	C/E
HW Holdco, LLC	Preferred Interest					1,693	13,277	-	E
TBC Holdings I, Inc.	Common Stock					2,967	74,768	0.01%	C/E
							6,902,174	0.90%

Pharmaceuticals
NVHL S.A. (Novasep) (Luxembourg)	Common Shares					5,165,180	23,716,922	3.08%	B/C/D/E

Radio and Television Broadcasting
SCG Financial Acquisition Corp.	Common Stock					146,428	109,821	0.01%	C
Fuse Media, LLC	Warrants to Purchase Common Stock					786,791	79	-	C/E
							109,900	0.01%

8

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Investments (Continued)

December 31, 2015

								% of
								Cash and
Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Value	Investments	Notes

Equity Securities (continued)
Restaurants
RM Holdco, LLC (Real Mex)	Equity Participation					76	$-	-	C/E/F
RM Holdco, LLC (Real Mex)	Membership Units					42,552,000	-	-	C/E/F
							-	-

Retail
Shop Holding, LLC (Connexity)	Class A Units					1,427,232	902,439	0.12%	C/E
Shop Holding, LLC (Connexity)	Warrants to Purchase Class A Units					919,351	22,736	-	C/E
							925,175	0.12%

Satellite Telecommunications
LightSquared Inc.	Call Option					475,268	48	-	C/E

Shipping
Blue Wall Shipping Limited (Marshall Islands)	Common Stock					1,339,286	7,299,109	0.95%	B/C/E
Blue Wall Shipping Limited (Marshall Islands)	Preferred Stock					1,326	1,807,338	0.23%	B/C/E
Tanker Investments Ltd. (Marshall Islands)	Common Stock					1,442,327	17,696,631	2.30%	B/C
TCP KC, LLC (Marshall Islands)	Membership Units					4,521,396	4,068,805	0.53%	C/E/F
							30,871,883	4.01%

Wired Telecommunications Carriers
Integra Telecom, Inc.	Common Stock					10,080,250	41,676,794	5.42%	B/C/E
Integra Telecom, Inc.	Warrants					3,018,747	1,924,451	0.25%	B/C/E
V Telecom Investment S.C.A. (Vivacom) (Luxembourg)	Common Shares					3,741	9,104,336	1.18%	C/D/E
							52,705,581	6.85%

Wireless Telecommunications Carriers
Mid-Bowline Group Corp. (WIND Mobile) (Canada)	Class A Voting Shares					16,597,778	68,638,690	8.92%	B/C/D/E

Total Equity Securities (Cost $364,689,721)							405,902,651	52.72%

Total Investments (Cost $947,817,516)							757,002,412	98.32%	G

Cash and Cash Equivalents
Union Bank of California	Commercial Paper	Fixed	-	0.08%	1/4/2016		4,999,967	0.65%
Cash Denominated in Foreign Currency							222,558	0.03%
Cash Held on Account at Various Institutions							7,691,861	1.00%
Total Cash and Cash Equivalents							12,914,386	1.68%

Total Cash and Investments							$769,916,798	100.00%

9

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Investments (Continued)

December 31, 2015

Notes to Schedule of Investments:

(A)	Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(B)	Non-controlled affiliate – as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer).

(C)	Non-income producing security.

(D)	Principal amount or shares denominated in foreign currency. Cost and fair value converted to U.S. dollars.

(E)	Restricted security – See Note 2, Summary of Significant Accounting Policies.

(F)	Controlled issuer – as defined under the Investment Company Act of 1940 (ownership of more than 25% of the outstanding voting securities of this issuer). Investment is not more than 50% owned nor deemed to be a significant subsidiary. See Schedule of Changes in Investment in Affiliates.

(G)	Includes investments with an aggregate fair value of $24,453,797 that have been segregated to collateralize certain unfunded commitments.

(H)	In default and pending restructuring at December 31, 2015.

Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $40,861,331, and $323,052,270, respectively, for the year ended December 31, 2015. Aggregate acquisitions includes investment assets received as payment in kind. Aggregate dispositions includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of December 31, 2015 was $714,062,472 or 92.7% of total cash and investments of the Partnership.

Derivative instruments at December 31, 2015 were as follows:

	Notional
Instruments	Amount		Fair Value

Buy EUR vs. USD Put Option at a strike rate of 1.3139 expiring September 1, 2017		€25,000,000	$5,065,504
Sell EUR vs. USD Call Option at a strike rate of 1.3844 expiring September 1, 2017		€25,000,000	$(63,090)
Buy EUR vs. USD Put Option at a strike rate of 1.2161 expiring September 1, 2017		€4,000,000	$478,650
Sell EUR vs. USD Call Option at a strike rate of 1.2765 expiring September 1, 2017		€4,000,000	$(39,305)
Buy EUR vs. USD Put Option at a strike rate of 1.1626 expiring September 1, 2017		€8,000,000	$663,073
Sell EUR vs. USD Call Option at a strike rate of 1.2150 expiring September 1, 2017		€8,000,000	$(160,544)
Buy EUR vs. USD Put Option at a strike rate of 1.0975 expiring September 1, 2017		€5,000,000	$247,569
Sell EUR vs. USD Call Option at a strike rate of 1.1525 expiring September 1, 2017		€5,000,000	$(198,776)
Buy EUR vs. USD Put Option at a strike rate of 1.1375 expiring March 30, 2018		€12,500,000	$890,898
Sell EUR vs. USD Call Option at a strike rate of 1.2050 expiring March 30, 2018		€12,500,000	$(445,654)
Buy CAD vs. USD Put Option at a strike rate of 1.2900 expiring April 19, 2018	CAD	60,000,000	$3,940,320
Sell CAD vs. USD Put Option at a strike rate of 1.6000 expiring April 19, 2018	CAD	60,000,000	$(600,307)
Sell CAD vs. USD Call Option at a strike rate of 1.1500 expiring April 19, 2018	CAD	60,000,000	$(333,919)
Foreign Currency Forward Exchange Contract, sell EUR vs. USD at 1.0922 for settlement on March 8, 2016		€22,500,000	$78,472
Foreign Currency Forward Exchange Contract, sell EUR vs. USD at 1.0819 for settlement on September 1, 2017		€8,000,000	$(258,292)
Foreign Currency Forward Exchange Contract, sell EUR vs. USD at 1.1206 for settlement on September 1, 2017		€8,000,000	$47,124
Foreign Currency Forward Exchange Contract, sell CAD vs. USD at 1.1761 for settlement on December 17, 2018	CAD	3,397,778	$378,923

			$9,690,646

See accompanying notes to the financial statements.

10

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Operations

Year Ended December 31, 2015

Investment income
Interest income:
Companies less than 5% owned	$42,497,645
Companies 5% to 25% owned	7,659,044
Companies more than 25% owned	4,807,077
Dividend income:
Companies less than 5% owned	978
Companies more than 25% owned	1,823,436
Lease income:
Companies more than 25% owned	331,500
Other income:
Companies 5% to 25% owned	72,649
Total investment income	57,192,329

Operating expenses
Management and advisory fees	20,321,948
Interest expense	2,119,693
Legal fees, professional fees and due diligence expenses	1,040,081
Amortization of deferred debt issuance costs	1,030,009
Director fees	181,333
Custody fees	154,978
Insurance expense	153,420
Commitment fees	143,800
Other operating expenses	602,494
Total operating expenses	25,747,756

Net investment income	31,444,573

Net realized and unrealized gain (loss)
Net realized gain (loss) from:
Investments in companies less than 5% owned	(7,382,165)
Investments in companies 5% to 25% owned	5,837,031
Foreign currency transactions	(6,581,777)
Net realized loss	(8,126,911)

Net change in net unrealized appreciation/depreciation on:
Investments	43,595,286
Foreign currency	(2,227,722)
Net change in net unrealized appreciation/depreciation	41,367,564

Net realized and unrealized gain	33,240,653

Gain on retirement of Series A preferred interests	334,010
Dividends paid on preferred equity facility	(2,677,668)
Net change in accumulated dividends on preferred equity facility	677,583

Net increase in net assets applicable to common limited and general partners resulting from operations	$63,019,151

See accompanying notes to the financial statements.

11

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statements of Changes in Net Assets

	Year Ended December 31, 2015
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners, beginning of year	$643,812,375	$643,812,375	$-

Net investment income	31,444,573	31,444,573	-
Net realized loss	(8,126,911)	(8,126,911)	-
Net change in net unrealized appreciation/depreciation	41,367,564	41,367,564	-
Gain on retirement of Series A preferred interests	334,010	334,010	-
Dividends paid on preferred equity facility from net investment income	(2,677,668)	(2,677,668)	-
Net change in accumulated dividends on preferred equity facility	677,583	677,583	-
Net increase in net assets applicable to common limited and general partners resulting from operations	63,019,151	63,019,151	-

Distributions to common limited and general partners from:
Net investment income	(14,740,071)	(14,740,071)	-
Returns of capital	(57,484,733)	(57,484,733)	-
Total distributions to common limited and general partners	(72,224,804)	(72,224,804)	-

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $4,430,896)	$634,606,722	$634,606,722	$-

	Year Ended December 31, 2014
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners, beginning of year	$804,406,930	$804,406,930	$-

Net investment income	97,984,353	97,984,353	-
Net realized loss	(24,340,815)	(24,340,815)	-
Net change in net unrealized appreciation/depreciation	(49,431,757)	(49,431,757)	-
Gain on retirement of Series A preferred interests	2,066,688	2,066,688	-
Dividends paid on preferred equity facility from net investment income	(3,513,112)	(3,513,112)	-
Net change in accumulated dividends on preferred equity facility	16,827	16,827	-
Net increase in net assets applicable to common limited and general partners resulting from operations	22,782,184	22,782,184	-

Distributions to common limited and general partners from:
Net investment income	(102,597,589)	(102,597,589)	-
Returns of capital	(80,779,150)	(80,779,150)	-
Total distributions to common limited and general partners	(183,376,739)	(183,376,739)	-

Net assets applicable to common limited and general partners, end of year (including distributions in excess of net investment income of $2,376,103)	$643,812,375	$643,812,375	$-

See accompanying notes to the financial statements.

12

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Cash Flows

Year Ended December 31, 2015

Operating activities
Net increase in net assets applicable to common limited and general partners resulting from operations	$63,019,151
Adjustments to reconcile net increase in net assets applicable to common limited and general partners resulting from operations to net cash provided by operating activities:
Net realized loss	8,126,911
Net change in net unrealized appreciation/depreciation	(41,361,086)
Gain on retirement of Series A preferred interests	(334,010)
Dividends paid on preferred equity facility	2,677,668
Net change in accumulated dividends on preferred equity facility	(677,583)
Interest income paid in kind	(6,660,619)
Net accretion of market discount	(726,162)
Accretion of original issue discount	(3,087,061)
Amortization of deferred debt issuance costs	1,030,009
Changes in assets and liabilities:
Purchases of investments	(34,200,712)
Proceeds from sales, maturities and paydowns of investments	323,052,270
Decrease in accrued interest income - companies less than 5% owned	4,679,684
Decrease in accrued interest income - companies 5% to 25% owned	24,198
Increase in accrued interest income - companies more than 25% owned	(47,456)
Decrease in prepaid expenses and other assets	578,373
Decrease in management and advisory fees payable	(2,094,930)
Decrease in payable to the Common Limited Partner	(7,904)
Decrease in payable for investments purchased	(312,169)
Decrease in payable to the Investment Manager	(105,856)
Decrease in interest payable	(246,775)
Decrease in accrued expenses and other liabilities	(2,387,934)
Net cash provided by operating activities	310,938,007

Financing activities
Proceeds from draws on credit facility	28,000,000
Principal repayments on credit facility	(67,294,630)
Dividends paid on preferred equity facility	(2,677,668)
Repurchase of preferred equity facility interests	(285,327,728)
Distributions to common limited partner	(122,291,459)
Net cash used in financing activities	(449,591,485)

Net decrease in cash and cash equivalents	(138,653,478)
Cash and cash equivalents at beginning of year	151,567,864
Cash and cash equivalents at end of year	$12,914,386

Supplemental disclosure:
Interest payments	$2,366,468

See accompanying notes to the financial statements.

13

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements

December 31, 2015

1. Organization and Nature of Operations

Tennenbaum Opportunities Partners V, LP (the “Partnership”), a Delaware Limited Partnership, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.

The Certificate of Limited Partnership of the Partnership was filed with the Delaware Secretary of State on September 29, 2006, and the Partnership commenced operations on December 15, 2006. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Partnership is to achieve high total returns while minimizing losses. Tennenbaum Opportunities Fund V, LLC (“TOF V” or the “Common Limited Partner”) owns the common limited partnership interest in the Partnership.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of the Partnership. Babson Capital Management LLC serves as Co-Manager. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.

Partnership management consists of the General Partner and the Board of Directors. The General Partner directs and executes the day-to-day operations of the Partnership, subject to oversight from the Board of Directors, which performs certain functions required by the 1940 Act. The Board of Directors has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. The Board of Directors consists of four persons, three of whom are independent. If the Partnership has preferred limited partner interests outstanding, as it currently does, the holders of the preferred limited partner interests voting separately as a class are entitled to elect two of the Partnership’s Directors. The remaining directors of the Partnership are subject to election by holders of the common limited partner interests and preferred limited partner interests voting together as a single class.

Partnership Structure

At December 31, 2015, total capitalization of the Partnership was approximately $1.18 billion, consisting of $969 million of unreturned contributed equity from the Common Limited Partner (the “Common Limited Interests”), $81 million of preferred limited partner interests (the “Preferred Limited Interests”) and $125 million under a senior secured revolving credit facility (the “Senior Facility”). The Common Limited Interests, Preferred Limited Interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership. Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

14

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2015

1. Organization and Nature of Operations (continued)

As of December 31, 2015, the Partnership is scheduled to liquidate and distribute its assets and be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by TOF V as the holder of the Common Limited Interests. However, the partnership agreement prohibits liquidation of the Partnership prior to October 10, 2016 if the Preferred Limited Interests are not redeemed in full prior to such liquidation.

Preferred Equity Facility

At December 31, 2015, the Partnership had 4,063.5787 Preferred Limited Interests issued and outstanding with a liquidation preference of $20,000 per interest. The Preferred Limited Interests were redeemable at the option of the Partnership, subject to certain conditions. Additionally, under certain conditions, the Partnership may have been required to either redeem certain of the Preferred Limited Interests or repay indebtedness, at the Partnership’s option. Such conditions included a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Limited Interests, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. At December 31, 2015, the Partnership was in full compliance with such requirements. During the year ended December 31, 2015, the Partnership repurchased and retired 12,090.1015 Preferred Limited Interests. A gain of $334,010 on the retirement of these interests is reflected in the Statement of Operations. On January 29, 2016, the remaining Preferred Limited Interests were redeemed (Note 8).

The Preferred Limited Interests accrued dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Preferred Limited Interests that are CP Conduits (as defined in the leveraging documents), the higher of LIBOR plus 0.75% or the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The Partnership is an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies of the Partnership.

15

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2015

2. Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates and differences could be material.

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Preferred Limited Interests. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued using the closing price on the date of valuation. Investments not listed on a recognized exchange or market quotation system, but for which reliable market quotations are readily available are valued using prices provided by a nationally recognized pricing service or by using quotations from broker-dealers. Investments for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Partnership’s Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing the Partnership’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership’s assets. Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate.

16

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2015

2. Summary of Significant Accounting Policies (continued)

The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. Such information may include observed multiples of earnings and/or revenues at which transactions in securities of comparable companies occur, with appropriate adjustments for differences in company size, operations or other factors affecting comparability.

The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. The discount rates used for such analyses reflect market yields for comparable investments, considering such factors as relative credit quality, capital structure, and other factors.

In following these approaches, the types of factors that may be taken into account also include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, comparable costs of capital, the principal market in which the investment trades and enterprise values, among other factors.

Investments of the Partnership may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

At December 31, 2015, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$-	$20,938,969
2	Other direct or indirect observable market inputs*	3,749,453	41,735,345	5,485,718
3	Independent third-party valuation sources that employ significant unobservable inputs	192,451,630	109,426,126	364,494,355
3	Investment Manager valuations with significant unobservable inputs	3,737,207	-	14,983,609
Total		$199,938,290	$151,161,471	$405,902,651

* E.g., quoted prices in inactive markets or quotes for comparable instruments

17

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2015

2. Summary of Significant Accounting Policies (continued)

Unobservable inputs used in the fair value measurement of the Partnership’s Level 3 investments as of December 31, 2015 included the following:

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
Bank Debt	$196,188,837	Income approach Market quotations Market comparable companies Market comparable companies	Discount rate Indicative bid/ask quotes Revenue multiples EBITDA multiples	6.6% - 31.1% (16.1%) 1 - 2 (1) 0.4x - 0.4x (0.4x) 3.3x – 7.3x (5.4x)
Other Corp Debt	109,426,126	Income approach Market quotations Market comparable companies	Discount rate Indicative bid/ask quotes EBITDA multiples	8.3% - 8.3% (8.3%) 1 - 11 (2) 7.3x - 7.3x (7.3x)
Equity	379,477,964	Income approach Market quotations Market comparable companies Market comparable companies	Discount rate Indicative bid/ask quotes Revenue multiples EBITDA multiples	18.0% - 18.0% (18.0%) 1 - 3 (1) 0.4x - 0.4x (0.4x) 2.0x - 13.5x (8.5x)

Generally, a change in an unobservable input may result in a change to the value of an investment as follows:

Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount rate	Decrease	Increase
Revenue multiples	Increase	Decrease
EBITDA multiples	Increase	Decrease

Changes in investments categorized as Level 3 during the year ended December 31, 2015 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$467,527,298	$105,516,490	$264,368,978
Net realized and unrealized gains (losses)	(37,597,378)	(19,815,115)	103,673,824
Acquisitions**	28,091,595	1,923,921	3,547,819
Dispositions	(265,569,885)	(1,088,060)	(7,096,266)
Transfers into Level 3ǂ	-	36,876,390	-
Transfers out of Level 3†	-	(13,987,500)	-
Ending balance	$192,451,630	$109,426,126	$364,494,355
Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains (losses), above)	$(30,024,204)	$(19,123,270)	$103,667,542

** Includes payments received in kind.

ǂ Comprised of three investments that were transferred from Level 2 due to reduced trading volumes.

† Comprised of one investment that was transferred to Level 2 due to increased trading volumes.

18

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2015

2. Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$-	$2,713,503	$18,348,935
Net realized and unrealized gains (losses)	9,895	(280,443)	(4,490,610)
Acquisitions**	3,727,312	282,849	1,916,673
Dispositions	-	(2,715,909)	(791,389)
Ending balance	$3,737,207	$-	$14,983,609
Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains (losses), above)	$9,895	$-	$(3,281,917)

** Includes payments received in kind.

During the year ended December 31, 2015, one investment with a beginning-of-period fair value of $3,047,221 transferred from Level 2 to Level 1 due to an increase in trading volumes.

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of generally three months or less. Cash and cash equivalents are carried at amortized cost which approximates fair value. Cash equivalents are classified as Level 1 in the GAAP valuation hierarchy.

19

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2015

2. Summary of Significant Accounting Policies (continued)

Restricted Investments

The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Schedule of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At December 31, 2015, the Partnership held foreign currency denominated investments comprising approximately 24.5% of the Partnership’s total investments by fair value. Such positions were converted at the respective closing foreign exchange rates in effect at December 31, 2015 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars based on the foreign exchange rates in effect on the respective dates of such transactions. The Partnership reports that portion of the results of operations resulting from foreign exchange rates on investments separately from the gains or losses arising from changes in market prices of investments held.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

20

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2015

2. Summary of Significant Accounting Policies (continued)

Derivatives

In order to mitigate certain currency exchange risks associated with foreign currency denominated investments, the Partnership has entered into certain foreign currency forward exchange and option transactions. All derivatives are reported at their net amounts as either assets or liabilities in the Statement of Assets and Liabilities. The transactions are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Under certain circumstances, the Partnership may be required under the terms of its derivative agreements to pledge assets as collateral to secure its obligation under the derivatives. At December 31, 2015, the Partnership was not required to pledge assets as collateral.

During the year ended December 31, 2015, the Partnership entered into EUR and CAD currency option collars with aggregate notional amounts of €25,500,000 and CAD 60,000,000, respectively. The Partnership also entered into EUR currency forward exchange contracts with an aggregate notional amount of €38,500,000. The EUR and CAD currency option collars and forward exchange contracts are reported in the Partnership’s Statement of Assets and Liabilities as foreign currency options at fair value and unrealized gain on foreign currency forward exchange contracts, respectively.

Gains and losses from derivatives during the year ended December 31, 2015 were included in net realized and unrealized gain (loss) on investments in the Statement of Operations as follows:

Instrument	Realized	Unrealized
Foreign currency forward exchange contract (CAD)	$-	$403,865
Foreign currency forward exchange contracts (EUR)	-	(132,696)
Foreign currency option contracts (EUR)	-	4,425,992
Foreign currency option contracts (CAD)	-	2,636,909

Valuations of foreign currency option and forward exchange contracts at December 31, 2015 were determined using observable market inputs other than quoted prices in active markets for identical assets and, accordingly, were classified as Level 2 in the GAAP valuation hierarchy.

21

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2015

2. Summary of Significant Accounting Policies (continued)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2015:

Derivative Assets as of December 31, 2015

Financial Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Foreign Currency Option Contracts	$11,286,014	$(1,841,595)	$9,444,419
Foreign Currency Forward Contracts	504,519	(258,292)	246,227
	$11,790,533	$(2,099,887)	$9,690,646

	Net Amounts of Assets	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Presented in the Statement of Assets and Liabilities	Financial Instruments	Other Cash Collateral	Net Amount
Wells Fargo Bank, N.A.	$9,690,646	$-	$-	$9,690,646

Derivative Liabilities as of December 31, 2015

Financial Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Foreign Currency Option Contracts	$1,841,595	$(1,841,595)	$-
Foreign Currency Forward Contracts	258,292	(258,292)	-
	$2,099,887	$(2,099,887)	$-

	Net Amounts of Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Presented in the Statement of Assets and Liabilities	Financial Instruments	Other Cash Collateral	Net Amount
Wells Fargo Bank, N.A.	$-	$-	$-	$-

22

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2015

2. Summary of Significant Accounting Policies (continued)

Debt Issuance Costs

Costs of approximately $10.2 million were incurred in connection with the initial placement and the subsequent extension of the Partnership’s Senior Facility. The costs were deferred and are being amortized on a straight-line basis through the amended maturity of the Senior Facility on June 15, 2016, adjusting for scheduled decreases in the size of the Senior Facility over its remaining life (Note 5).

Revenue Recognition

Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees, including original issue discounts, earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment, as are end-of-term or exit fees receivable upon repayment of a debt investment. Other fees, including certain amendment fees, prepayment fees, and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are recognized when receivable and are included in interest income.

Certain of the Partnership’s debt investments are purchased at a discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method, assuming there are no questions as to collectability. When the Partnership receives principal payments on a loan in an amount in excess of the loan’s amortized cost, it records the excess principal payments as interest income .

Income Taxes

The Partnership’s income or loss is reported in the partners’ income tax returns. Consequently, no income taxes are paid at the Partnership level or reflected in the Partnership’s financial statements. In accordance with ASC Topic 740 - Income Taxes, the Partnership recognizes in its financial statements the effect of a tax position when it is determined that such position is more likely than not, based on the technical merits, to be sustained upon examination. As of December 31, 2015, the tax returns, the qualification of the Partnership, and the amount of allocable Partnership income or loss for all tax years since January 1, 2012 are subject to examination by federal taxing authorities. No such examinations are currently pending.

23

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2015

2. Summary of Significant Accounting Policies (continued)

Cost and unrealized appreciation (depreciation) of the investments of the Partnership (including derivatives) at December 31, 2015 for U.S. federal income tax purposes were as follows:

Unrealized appreciation	$206,125,846
Unrealized depreciation	(387,726,572)
Net unrealized depreciation	$(181,600,726)

Cost	$948,186,701

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Topic 605, Revenue Recognition. Under this new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2014-09 applies to all entities and, for public entities, is effective for annual periods beginning after December 15, 2017, and interim periods within those fiscal years. Early application is permitted, but no earlier than annual periods beginning after December 15, 2016 and interim periods within that reporting period. The Partnership does not expect adoption of this guidance to have a material impact on its financial statements.

In April 2015, the FASB issued ASU 2015-03, Interest – Imputation of Interest (Subtopic 835-30) - Simplifying the Presentation of Debt Issuance Costs, which in most cases requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount. In August 2015, the FASB issued ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements – Amendments to SEC Paragraphs Pursuant to Staff Announcement at June 18, 2015, which clarified ASU 2015-03 to note that debt issuance costs incurred in connection with line-of-credit arrangements may continue to be presented as an asset in the balance sheet. ASU 2015-03 is effective for annual periods beginning after December 15, 2015, and interim periods within those fiscal years. Early application is permitted. ASU 2015-15 should be adopted concurrent with the adoption of ASU 2015-03. The Partnership does not expect adoption of this guidance to have a material impact on its financial statements.

24

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2015

3. Allocations and Distributions

Net income and gains of the Partnership are distributed first to the Common Limited Partner until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions (the “Hurdle”). 80% of all remaining net income and gain distributions are allocated to the Common Limited Partner, with the remaining 20% allocated to the General Partner. For purposes of determining whether the 8% return to the Common Limited Partner has been exceeded and whether the General Partner has received the catch-up amount, the performance of the Partnership includes the performance of the Common Limited Partner for periods prior to the inception of the Partnership. Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period are allocated to the Common Limited Partner and the General Partner in a manner consistent with that used to determine distributions. As of December 31, 2015, the Hurdle exceeded the cumulative performance of the Partnership; accordingly, no performance allocation was recorded.

Distributions to the Common Limited Partner are generally based on the Common Limited Partner’s estimated taxable earnings from its interest in the Partnership, and are recorded on the ex-dividend date. The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. Any net long-term capital gains are distributed at least annually. As of December 31, 2015, the Partnership had distributed $856,857,761 to the Common Limited Partner since inception.

4. Management and Advisory Fees and Other Expenses

The Partnership incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.5% of the sum of the Common Limited Interest commitments (reduced after the ramp-up period by returns of contributed capital) and the Preferred Limited Interests and debt potentially issuable in respect of such Common Limited Interest commitments, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding and the amount of the Preferred Limited Interests when less than $1 million in liquidation preference of Preferred Limited Interests remains outstanding. In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

The Partnership pays all expenses incurred in connection with the business of the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Partnership.

25

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2015

5. Senior Secured Revolving Credit Facility

The Senior Facility is a senior secured revolving credit facility issued by the Partnership. The Partnership currently has a $125 million Senior Facility maturing on June 15, 2016. Advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 2.50% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 2.50% or (ii) the CP Conduit’s cost of funds plus 2.50% subject to certain limitations. Also, the Senior Facility accrues commitment fees at a rate of 0.75% per annum on the unused portion of the Senior Facility up to 50% of the total facility commitment, plus 2.50% per annum on any unused portion in excess of 50% of the total facility commitment. The Senior Facility is carried at cost which approximates fair value, and is classified as Level 3 in the GAAP valuation hierarchy. The weighted-average interest rate on outstanding borrowings at December 31, 2015 was 2.78%. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of December 31, 2015, the Partnership was in full compliance with such covenants.

Foreign currency advances are reported in U.S. dollars using the closing rate in effect on the date of valuation. At December 31, 2015, outstanding borrowings were comprised of €21,000,000 ($22,810,201) and $43,000,000. Accrued interest was comprised of €1,458 ($1,584) and $300,305.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the San Francisco area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

The Schedule of Investments includes a revolving loan facility and an equity position held by the Partnership with aggregate unfunded balances at December 31, 2015 as follows:

Issuer	Maturity	Unfunded Balance
Mid-Bowline Group Corp. (WIND Mobile)	N/A	$4,180,000
RM Opco, LLC	3/30/2018	1,241,570
Total Unfunded Balance		$5,421,570

26

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2015

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

Consistent with standard business practice, the Partnership enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The Partnership’s maximum exposure under these arrangements and activities is unknown. However, the Partnership expects the risk of material loss to be remote.

7. Related Parties

The Partnership, the Common Limited Partner, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership makes payments to third parties on behalf of the Common Limited Partner which are funded by or reimbursable through contributions from or deductions from distributions to the Common Limited Partner. At December 31, 2015, the Partnership had a liability to the Common Limited Partner in the amount of $468,699 as reflected in the Statement of Assets and Liabilities. From time to time, the Investment Manager advances payments to third parties on behalf of the Partnership and receives reimbursement from the Partnership. At December 31, 2015, such reimbursable amounts totaled $224,067 as reflected in the Statement of Assets and Liabilities.

In connection with the planned wind down of the Partnership, the Partnership obtained an exemptive order (the “Order”) from the Securities and Exchange Commission permitting the Partnership to sell certain investments to affiliated investment companies at fair value. The Order exempts the Partnership from provisions of Sections 17(a) and 57(a) of the 1940 Act which would otherwise restrict such transfers. All such sales are subject to the conditions set forth in the Order, which among others include certain procedures to verify that the sale is done at the current market price of the investment.

During the year ended December 31, 2015, the Partnership received approximately $94.6 million on the sale of certain investments to affiliates (as defined in the 1940 Act), which included a net realized gain of approximately $3.8 million. All of the transfers were consummated in accordance with the provisions of the Order and were accounted for as a sale in accordance with ASC 860, Transfers and Servicing. The Partnership has no continuing involvement in the transferred assets.

27

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2015

8. Subsequent Events

On January 7, 2016, TOF V and the Partnership filed a joint proxy statement with the Securities and Exchange Commission seeking consent from TOF V’s common shareholders and the Partnership’s Preferred Limited Interests (each to the extent applicable) to (1) extend the term of TOF V and the Partnership to October 10, 2018, (2) de-register TOF V and the Partnership from the 1940 Act, (3) convert TOF V from a regulated investment company to a partnership for federal income tax purposes and (4) amend the key person provision in the governing documents of TOF V and the Partnership.

On January 29, 2016, the Partnership redeemed all of its remaining Preferred Limited Interests at their liquidation preference of $20,000 per share plus accumulated dividends. The total amount paid on redemption was $81,348,201, including $76,627 in accumulated dividends.

28

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2015

9. Financial Highlights

	Year Ended December 31,
	2015	2014	2013	2012	2011

Period return on invested assets (1)	11.7%	4.6%	12.7%	7.6%	(0.8)%

Gross return to common limited partner	11.3%	3.3%	17.7%	6.5%	(4.3)%
Less: General Partner allocation	0.0%	0.0%	0.0%	0.0%	0.0%
Period return to common limited partner (2)	11.3%	3.3%	17.7%	6.5%	(4.3)%

Ratios to average common equity: (3)
Net investment income	5.3%	12.9%	13.6%	11.5%	10.1%
Expenses	4.3%	4.5%	4.2%	4.0%	3.4%
Expenses and General Partner allocation	4.3%	4.5%	4.2%	4.0%	3.4%

Ending net assets attributable to common limited partner	$634,606,722	$643,812,375	$804,406,930	$772,619,947	$834,882,226
Portfolio turnover rate	5.0%	23.5%	31.2%	41.8%	41.1%
Weighted-average debt outstanding	$79,662,926	$129,844,307	$225,346,892	$87,573,428	$88,160,550
Weighted-average interest rate	2.7%	2.1%	0.6%	0.8%	1.5%

Annualized Inception to Date Performance Data as of December 31, 2015:
Return on invested assets (1)	6.6%
Internal rate of return (4)	5.3%
Asset Coverage:

	Year Ended December 31,
	2015	2014	2013	2012	2011

Series A Preferred Equity Facility:
Interests outstanding	4,064	16,154	18,450	18,450	18,450
Involuntary liquidation value per interest	$20,050	$20,055	$20,049	$20,050	$20,049
Asset coverage per interest	$106,223	$50,094	$52,912	$46,052	$57,223

Senior Secured Revolving Credit Facility:
Debt outstanding	$65,810,201	$104,947,900	$120,407,751	$225,796,601	$80,358,200
Asset coverage per $1,000 of debt outstanding	$11,827	$10,168	$10,729	$6,059	$15,991

(1)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(2)	Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and partnership expenses, including financing costs and management fees) are calculated on a monthly geometrically linked, time-weighted basis.

(3)	These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility. The ratio of expenses to average common limited equity is higher in earlier periods, and net investment income to common limited equity assets is reduced, due to the Partnership’s relatively smaller capital base while the Partnership was ramping up.

(4)	Net of dividends on the preferred equity facility, allocations to the General Partner, and partnership expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The IRR presented assumes liquidation of the Partnership at net asset value as of the balance sheet date.

29

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Changes in Investments in Affiliates (1)

December 31, 2015

	Value,			Value,
	Beginning of			End of
Investment	Year	Acquisitions	Dispositions	Year

AGY Holding Corp., Second Lien Notes, 11%, due 11/15/16	$31,568,499	$-	$-	$32,444,500
AGY Holding Corp., Sr Secured Term Loan, 12%, due 9/15/16	17,046,935	-	-	17,046,935
Aircraft Leased to Delta Air Lines, Inc.
N913DL Aircraft Secured Mortgage, 8%, due 3/15/17	406,032	-	(176,472)	224,433
N918DL Aircraft Secured Mortgage, 8%, due 8/15/18	622,030	-	(156,215)	461,017
N954DL Aircraft Secured Mortgage, 8%, due 3/20/19	849,611	-	(179,468)	665,306
N955DL Aircraft Secured Mortgage, 8%, due 6/20/19	893,442	-	(172,635)	716,608
N956DL Aircraft Secured Mortgage, 8%, due 5/20/19	888,868	-	(175,506)	708,913
N957DL Aircraft Secured Mortgage, 8%, due 6/20/19	901,256	-	(174,144)	722,878
N959DL Aircraft Secured Mortgage, 8%, due 7/20/19	913,519	-	(172,797)	736,719
N960DL Aircraft Secured Mortgage, 8%, due 10/20/19	957,502	-	(170,249)	783,981
N961DL Aircraft Secured Mortgage, 8%, due 8/20/19	941,292	-	(174,360)	763,105
N976DL Aircraft Secured Mortgage, 8%, due 2/15/18	610,672	-	(181,338)	423,799
N913DL Trust Beneficial Interest	228,083	176,472	(182,533)	208,679
N918DL Trust Beneficial Interest	263,750	156,215	(173,420)	247,788
N954DL Trust Beneficial Interest	140,936	179,468	(209,164)	151,120
N955DL Trust Beneficial Interest	215,490	172,635	(206,614)	209,840
N956DL Trust Beneficial Interest	207,319	175,506	(209,460)	202,812
N957DL Trust Beneficial Interest	209,028	174,144	(208,593)	204,461
N959DL Trust Beneficial Interest	210,771	172,797	(207,735)	206,157
N960DL Trust Beneficial Interest	209,385	170,249	(207,081)	205,643
N961DL Trust Beneficial Interest	199,604	174,360	(210,707)	197,003
N976DL Trust Beneficial Interest	197,984	181,338	(199,085)	195,637
Blue Wall Shipping Limited, Common Stock	13,533,485	-	-	7,299,109
Blue Wall Shipping Limited, Preferred Stock	-	1,326,000	-	1,807,338
Contech Holdings, Inc., Common Stock	26,543,752	-	-	44,874,998
Global Geophysical Services, Inc., Common Stock	4,238,713	1,916,673	-	4,399,509
Global Geophysical Services, Inc., Senior Unsecured Notes, 10.5%, due 5/1/17	1,638,318	282,849	(1,638,317)	-
Global Geophysical Services, Inc., Warrants to Purchase Stock	-	-	-	7
Integra Telecom, Inc., Common Stock	41,882,431	-	-	41,676,794
Integra Telecom, Inc., Warrants	1,970,638	-	-	1,924,451
KAGY Holding Company, Inc., Series A Preferred Stock	426,999	-	-	21,419,093
Medfort, S.a.r.l (Primacom), First Lien Term Loan A, 15% PIK, due 11/21/17	4,141,549	-	(3,806,747)	-
Medfort, S.a.r.l (Primacom), First Lien Term Loan A2, 15% PIK, due 11/21/17	14,560,819	-	(13,383,725)	-
Medfort, S.a.r.l (Primacom), First Lien Term Loan B, 1% PIK, due 11/21/17	4,695,375	-	(14,910,510)	-
Medfort, S.a.r.l (Primacom), First Lien Term Loan B2, 1% PIK, due 11/21/17	-	-	-	-
Mid-Bowline Group Corp. (WIND Mobile), Class A Voting Shares	14,282,573	-	-	68,638,690
Novasep Holdings SAS, First Lien Notes, 8%, due 12/15/16	24,483,000	-	-	24,421,793
NVHL S.A. (Novasep), Common Shares	23,042,483	-	-	23,716,922
Perseus Holdings S.A. (Primacom), Common Stock	4,723,665	-	-	4,860,745
Primacom Finance (Lux) S.A. (Finance), Common Equity	35,959,260	-	-	50,803,804
Primacom Finance (Lux) S.A. (Finance), Warrants to Purchase Ordinary Shares	15,669,331	-	-	22,972,305
Primacom Finance (Lux) S.A., Super Senior Facility, 1%, due 4/30/34	11,629,084	54,544	(10,611,640)	-

30

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Changes in Investments in Affiliates (1) (Continued)

December 31, 2015

	Value,			Value,
	Beginning of			End of
Investment	Year	Acquisitions	Dispositions	Year

RM Holdco, LLC (Real Mex), Equity Participation	$2,562	$-	$-	$-
RM Holdco, LLC (Real Mex), Membership Units	-	-	-	-
RM OpCo, LLC (Real Mex), Convertible Second Lien Term Loan Tranche B-1, 8.5%, due 3/30/18	4,609,161	463,760	-	5,022,450
RM OpCo, LLC (Real Mex), Convertible Second Lien Term Loan B, 8.5%, due 3/30/18	1,777,860	4,385,941	-	6,163,801
RM OpCo, LLC (Real Mex), First Lien Term Loan Tranche A, 7%, due 3/21/16	10,985,566	51,090	(561,965)	10,476,093
RM OpCo, LLC (Real Mex), Second Lien Term Loan Tranche B, 8.5%, due 3/30/18	18,188,954	2,059,274	-	12,650,201
RM OpCo, LLC (Real Mex), Second Lien Term Loan Tranche B-1, 8.5%, due 3/30/18	7,232,736	665,798	-	7,881,272
Tanker Investments, Ltd., Common Stock	16,945,543	33,788	-	17,696,631
TCP Delos Cayman Holdings (Beverly Shipping), Partnership Interest	640,864	-	(2,137)	993,626
TCP Delos Cayman Holdings (King B), Partnership Interest	726,529	-	(59,102)	558,047
TCP Delos Delaware Holdings, LLC (Raven Hill), Partnership Interest	2,781,223	-	(63,281)	4,312,140
TCP KC, LLC, Membership Units	5,048,591	-	-	4,068,805
TOPV New World Holdings, LLC (Gateway Casinos), Membership Interests	47,755,574	-	-	42,911,381
Woodbine Intermediate Holdings, LLC, Membership Units	3,548,239	-	-	756,958

Note to Schedule of Changes in Investments in Affiliates:

(1)	The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Partnership of 5% or more of the issuers' voting securities.

31

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Restricted Securities of Unaffiliated Issuers

December 31, 2015

Investment	Acquisition Date	Cost

Eagle Coal Company, Inc., Warrants to Purchase Common Stock	9/21/15	$428,500
Findly Talent, LLC, Membership Units	1/1/14	649,881
Epic Aero, Inc. (One Sky), Warrants to Purchase Common Stock	12/4/13	1,080,887
Fuse Media, LLC, Warrants to Purchase Common Stock	8/3/12	1,012,080
Fuse, LLC, Sr Secured Notes, 10.375%, due 7/1/19	6/18/14	15,000,000
HW Holdco, LLC, Class A Common Interest	1/13/12 & 1/15/13	-
HW Holdco, LLC, Preferred Interest	1/13/12	11,398
LightSquared Inc., Call Option	12/31/13	-
Linc Energy Finance (USA), Inc., First Lien Notes, 9.625%, due 10/31/17	8/8/14	8,380,000
Linc Energy Finance, Inc., Sr Secured Notes, 12.5%, due 10/31/17	10/5/12 & Var. 2015	19,653,609
Longview Intermediate Holdings C, LLC, Common Stock	4/13/15 & 10/21/15	17,330,150
Magnolia Finance V plc, Asset-Backed Credit Linked Notes, 13.125%, due 8/2/21	8/1/13	35,000,000
Marsico Holdings, LLC, Common Interest Units	9/10/12	485,982
Oxford Resource Partners, LP, Warrants to Purchase Common Units	6/24/13	959,196
Precision Holdings, LLC, Class C Membership Interests	Var. 2010 - 2011	-
Shop Holding, LLC (Connexity), Class A Units	6/2/11 & 3/17/14	1,350,918
Shop Holding, LLC (Connexity), Warrants to Purchase Class A Units	7/1/11	-
Soraa, Inc., Warrants to Purchase Common Stock	8/29/2014 & 12/9/15	332,793
STG-Fairway Holdings, LLC (First Advantage), Class A Units	12/30/10 & 10/18/13	915,798
Sunshine Oilsands Ltd., Sr Secured Notes, 10%, due 8/1/17	Var. 2014 - 2015	26,881,779
TBC Holdings I, Inc., Common Stock	11/18/11	281,286
TPG Hattrick Holdco, LLC (Isola), Common Units	9/30/10	892,388
Tropicana Entertainment, Inc., Common Stock	3/8/10	9,612,500
V Telecom Investment S.C.A. (Vivacom), Common Shares	11/9/12	8,688,957

32

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Directors and Officers

(Unaudited)

The Directors and executive officers of the Partnership are listed below. The role of the Board of Directors, the Board’s Committees, and the individual Directors is to provide general oversight of the Partnership. The Directors are experienced executives who meet periodically throughout the year to oversee the Partnership’s activities, review contractual arrangements with service providers to the Partnership, and review the Partnership’s performance. Each Director and executive officer serves for an indefinite term. Correspondence for each Director or officer may be sent to: c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405.

1. Independent Directors

Name (Age at December 31, 2015)

Principal Occupation(s)

Edwin A. Huston (77)

- Year of Election or Appointment:  2006

- Director, Audit Committee Chairman, and Member of the Joint Transactions Committee of the Partnership. Mr. Huston retired from Ryder System in 2000 after 27 years, most recently as Senior Executive Vice President, Chief Financial Officer, and Vice Chairman. Prior to joining Ryder, he held executive positions with NCR and Financial International Consultants. Mr. Huston serves as a director and chair of the compensation committee of The Hackett Group. Mr. Huston was also a director and compensation committee chairman of Enterasys Networks until its sale in 2006, and is a former director and audit committee chairman of both Unisys and Kaman. He is also a past chairman of the Federal Reserve Bank of Atlanta. Mr. Huston received an M.B.A. in finance from Harvard Business School, where he was a Baker Scholar. He received an A.B. in economics from Amherst College. He oversees one portfolio in the fund complex as a director.

Leo R. Jalenak, Jr. (85)

- Year of Election or Appointment:  2011

- Director and Member of the Audit and Joint Transactions Committees of the Partnership. Mr. Jalenak retired in 1993 as Chairman of a subsidiary of Gibson Greetings. His background is in both sales and general management. From 2004 to 2006, he served as an independent director of Special Value Expansion Fund. From 2006 to 2011, he served as an independent director of Special Value Continuation Fund and Special Value Continuation Partners, each of which is a registered investment company managed by TCP. He previously served as a director of Party City, Lufkin Industries, Perrigo, Dyersburg and First Funds. He recently retired as a Commissioner and Chairman of Memphis Light, Gas & Water and Chairman of its Pension Committee. Mr. Jalenak currently serves on other corporate boards as well as many civic and religious boards. Mr. Jalenak received an M.B.A. from The Wharton School of University of Pennsylvania and a business degree from Tulane University. Mr. Jalenak oversees one portfolio in the fund complex as a director.

33

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Directors and Officers (Continued)

(Unaudited)

Gerald J. Lewis (82)

- Year of Election or Appointment:  2006

- Director and Member of the Audit and Joint Transactions Committees of the Partnership. Justice Lewis is a private judge, arbitrator and mediator and a retired Associate Justice of the California Court of Appeal. He is a director and member of the audit committee of Taxus Cardium Therapeutics, and a retired director of AIM Mutual Funds, General Chemical Group, Fisher Scientific International, Wheelabrator Technologies, California Coastal Properties, Henley Manufacturing and Henley Properties. He is a graduate of Tufts College (Magna Cum Laude) and Harvard Law School. Justice Lewis oversees one portfolio in the fund complex as a director.

2. Interested Directors and Officers

Name (Age at December 31, 2015)

Principal Occupation(s)

Mark K. Holdsworth (50)

- Year of Election or Appointment:  2011

- Chief Executive Officer of the Partnership. Mr. Holdsworth is a Co-Founder and Operating Partner of TCP and a voting member of its Investment Committee. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. He also worked as a generalist in Corporate Finance at Salomon Brothers, and as an Associate at a Los Angeles real estate advisory firm. He is a former member of the boards of directors of Alabama Aircraft Industries, and Anacomp, a former chairman of the board of directors of International Wire Group, RM Holdco and WinCup. Mr. Holdsworth currently serves as Vice Chairman of EP Management and as a Director of Parsons, one of the largest engineering, design and construction companies in the world. He is also a former National Trustee of the Boys and Girls Clubs of America. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science from the California Institute of Technology, and an M.B.A. from Harvard Business School.

34

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Directors and Officers (Continued)

(Unaudited)

David A. Hollander (54)

- Year of Election or Appointment:  2006

- Managing Partner of TCP and officer of the Partnership. Mr. Hollander is a voting member of TCP’s Investment Committee. Mr. Hollander is in charge of TCP’s Special Situations group and focuses on private placement investments and restructurings. Prior to joining TCP in 2002, Mr. Hollander was an attorney at O’Melveny & Myers. While at O’Melveny, Mr. Hollander specialized in leveraged finance, insolvency, and mergers and acquisitions, and represented debtors and creditors in numerous multi-billion dollar transactions. Mr. Hollander has also represented boards of directors and has served on various creditor committees. He received a B.S. in Economics (Summa Cum Laude) from The Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was Associate Editor of the Stanford Law Review.

Michael E. Leitner (48)

- Year of Election or Appointment:  2006

- Managing Partner of TCP and officer of the Partnership. Mr. Leitner is a voting member of TCP’s Investment Committee. Prior to joining TCP in 2005, Mr. Leitner served as Senior Vice President of Corporate Development for WilTel Communications, and before that as President and Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale. Previously, he was Vice President of Corporate Development of 360networks and served as Senior Director of Corporate Development for Microsoft, managing corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch. He currently serves as a director on the boards of Integra Telecom and WIND Canada. Mr. Leitner is active in community events, and currently serves on the board of Team Primetime. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Howard M. Levkowitz (48)

- Year of Election or Appointment:  2006

- Director and President of the Partnership. Mr. Levkowitz is also a Co-Founder and Managing Partner of TCP. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Levkowitz was an attorney specializing in real estate and insolvencies with Dewey Ballantine. He is Chairman of TCP’s Management and Investment Policy Committees and President of TCP’s Opportunity Funds. Mr. Levkowitz is also Chairman and Chief Executive Officer of TCP Capital. He has served as a director of both public and private companies, and he has also served on a number of formal and informal creditor committees. He received a B.A. in History from the University of Pennsylvania, a B.S. in Economics (concentration in finance) from The Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz oversees four portfolios in the fund complex as a director.

35

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Directors and Officers (Continued)

(Unaudited)

Rajneesh Vig (44)

- Year of Election or Appointment:  2011

- Managing Partner of TCP and officer of the Partnership. Mr. Vig is a voting member of TCP’s Investment Committee and a member of its Management Committee. He is also President and Chief Operating Officer of TCP Capital. Prior to joining TCP, Mr. Vig worked for Deutsche Bank in New York as a member of its Principal Finance Group. Prior to that, Mr. Vig was a Director in the bank’s Technology Investment Banking group in San Francisco where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. Prior to his time at Deutsche Bank, Mr. Vig was a Manager with PwC in New York. He began his career in New York with Arthur Andersen's Financial Markets/Capital Markets group. Mr. Vig currently serves on the boards of directors of TCP Capital and Edmentum, and is on the Los Angeles Advisory Board of the Posse Foundation, a non-profit organization that identifies recruits and trains student leaders from public high schools for enrollment at top-tier universities. He received a B.A. with honors in Economics from Connecticut College and an M.B.A. in Finance from New York University.

Paul L. Davis (42)

- Year of Election or Appointment:  2008

- Chief Financial Officer of the Partnership. Mr. Davis also serves as Chief Financial Officer of TCP. Prior to being appointed CFO, he served for four years as Chief Compliance Officer of the Company and as Chief Compliance Officer and Vice President, Finance of TCP. He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Elizabeth Greenwood (52)

- Year of Election or Appointment: 2007 as Secretary; 2008 as Chief Compliance Officer

- Chief Compliance Officer and Secretary of the Partnership. Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of TCP. Prior to joining TCP in 2007, Ms. Greenwood served as General Counsel and Chief Compliance Officer at Strome Investment Management. Prior to that, Ms. Greenwood served as counsel at companies funded by Pacific Capital Group and Ridgestone. She began her legal career as an Associate with Stroock & Stroock & Lavan. Ms. Greenwood serves as Chair of the Legal Steering Committee of the Small Business Investor Alliance and on the California Council of the Humane Society of the United States. Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration (highest honors) from The University of Texas at Austin.

36

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that Edwin A. Huston, Leo R. Jalenak, Jr., and Gerald J. Lewis are each qualified to serve as an audit committee financial expert serving on its audit committee and that each is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d) The principal accountant of the Registrant was Deloitte & Touche LLP (“Deloitte”) with respect to the fiscal year ended December 31, 2015 and Ernst & Young LLP (“E&Y”) with respect to the fiscal year ended December 31, 2014. Aggregate audit fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years, and aggregate fees billed in each of the last two fiscal years by the principal accountant for audit-related fees, tax fees and all other fees were as follows:

Principal Accountant	Year	(a) Audit Fees	(b) Audit-Related Fees†	(c) Tax Fees*	(d) All Other Fees
Deloitte	2015	$30,422	$18,500	$0	$0

E&Y	2014	$72,000	$0	$60,556	$0

†   The services comprising such fees included certain agreed-upon procedures required by the terms of the Registrant’s leverage facility and consultation regarding certain financial reporting issues.

*   The services comprising such fees included tax return preparation and related tax advice and planning.

(e)         (1) Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of Form N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by the Registrant's independent accountant. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by its independent accountant and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by the Registrant’s independent accountant to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e)	(2) Not applicable.

(f)	Not applicable.

(g)         The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $18,500 for fiscal year 2015 and $60,556 for fiscal year 2014.

(h)         The Registrant's independent accountant did not provide non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 6.	INVESTMENTS.

(a)	Schedule of Investments. Included in Annual Shareholder Report in Item 1.

(b)	Not applicable.

ITEM 7.            DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC

PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Continuation Fund, LLC, TCP Capital Corp., Tennenbaum Opportunities Fund V, LLC, and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

Definitions

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act or regulated as a business development company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

Objectives

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, portfolio managers are required to disclose any personal or business relationship that they or their immediate family members may have with an issuer soliciting proxies from Tennenbaum’s Clients,. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)	Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i)	Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)	Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by TCPC July 18, 2006

Adopted by SVCP July 18, 2006

Adopted by TOF V September 29, 2006

Adopted by TOP V December 22, 2006

ITEM 8.              PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)         (1) As of the date of the filing of this report, the five persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard E. Spencer II, and Rajneesh Vig (together, the “Portfolio Managers”). The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, and Vig (together, the “TCP Portfolio Managers”) are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1. The title, business experience, and length of service of Mr. Spencer is as follows:

Mr. Spencer is a member of Babson Capital Strategic Investors. He is responsible for the fund investments and advisory operations and the continuing growth and development of the private equity platform across an array of products, structures and strategies. He is also Vice President of Babson Capital Corporate Investors and Babson Capital Participation Investors as well as a General Partner and Manager for Babson Capital's four private mezzanine funds, the Tower Square Capital Partners series. Mr. Spencer has more than 25 years of industry experience, and previously co-led Babson Capital's Mezzanine and Private Equity Group, a top quartile mezzanine debt and private equity investment operation. Prior to joining the firm in 1989, Mr. Spencer was a corporate loan analyst at a major New England bank. He serves as a voting member on the investment committee for a group of absolute return funds co-managed by Tennenbaum Capital Partners and Babson Capital. Mr. Spencer holds a B.A. in Economics and History from Bucknell University, an M.B.A. from the State University of New York at Buffalo and is a member of the CFA Institute.

(a)         (2) The information below lists the number of other accounts for which each Portfolio Manager was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2015:

Name of Portfolio Manager	Type of Account	Total No. of Other Accounts Managed	Total Other Assets (in millions)
Mark K. Holdsworth	Registered Investment Companies: Other Pooled Investment Vehicles: Business Development Companies:	1 3 2	$ 785.2 $ 903.8 $ 1,243.3
Michael E. Leitner	Registered Investment Companies: Other Pooled Investment Vehicles: Business Development Companies:	1 12 2	$ 785.2 $ 2,354.7 $ 1,243.3
Howard M. Levkowitz	Registered Investment Companies: Other Pooled Investment Vehicles: Business Development Companies:	1 12 2	$ 785.2 $ 2,354.7 $ 1,243.3
Richard E. Spencer II	Registered Investment Companies:	1	$ 785.2
Rajneesh Vig	Registered Investment Companies: Other Pooled Investment Vehicles: Business Development Companies:	1 4 2	$ 785.2 $ 1,000.7 $ 1,243.3

The advisory compensation of each of these accounts, with the exception of three of the other pooled investment vehicles, is based in part on the performance of the account during periods where such account meets minimum performance requirements.

Mr. Spencer has day to day responsibility over the management of a $4.0 billion private equity portfolio in MassMutual’s General Investment Account as well as responsibility for the management of Babson advisory accounts (together, the “Babson Accounts”), including two registered investment companies with combined assets of approximately $411.0 million and four other pooled investment vehicles with combined assets of approximately $1.4 billion, each as of December 31, 2015. The advisory fee of each of the four aforementioned Babson Accounts that are other pooled investment vehicles is based in part on the performance of the account.

Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other TCP Accounts, on the other, include the following:

The Other TCP Accounts may invest in assets eligible for purchase by the Registrant. The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other TCP Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other TCP Accounts. In general, and except with respect to any of the Other TCP Accounts that are being wound down or are feeder funds of one of the Other TCP Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other TCP Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of the co-investment exemptive order obtained for the Registrant. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Investment Manager may determine that it is appropriate for the Registrant to retain an asset at the same time that one or more of the Other Accounts sells it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other TCP Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other TCP Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a)         (3)          Each of the TCP Portfolio Managers receives a fixed salary from the Investment Manager. Additionally, each of the TCP Portfolio Managers receives fixed periodic distributions from the Investment Manager. Further, each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Investment Manager based on his equity interest therein. Such distributions include any performance fees paid to the Investment Manager by the other pooled investment vehicles. Performance allocations from certain of the other accounts may be paid to the general partner or the managing member of each such vehicle. Each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of such general partner or managing member based on his equity interests therein. Except as otherwise agreed, each of the TCP Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the TCP Portfolio Manager’s relative contribution to the Investment Manager’s overall activities.

Mr. Spencer is compensated by Babson for his services. His compensation package is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the Babson Accounts relative to appropriate benchmarks, including with respect to the Barclays Capital Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Barclays Capital U.S. Corporate High Yield Index. Performance of the Babson Accounts are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson. Long-term incentives are designed to share with participants the longer-term value created in Babson. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide Mr. Spencer with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or a deferred cash award or a direct profit sharing interest that results in Mr. Spencer receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because Mr. Spencer is responsible for multiple accounts, he is compensated on the overall performance of the accounts that he manages, rather than a specific account, except for the portion of compensation relating to any performance fee award. Mr. Spencer also receives a percentage of the performance compensation Babson receives for its services to the registered investment companies that are managed by the Investment Manager and co-managed by Babson.

(a) (4)   The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at December 31, 2015 is as follows:

Mark K. Holdsworth	None
Michael E. Leitner	None
Howard M. Levkowitz	None
Richard E. Spencer II	None
Rajneesh Vig	None

(b)	Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)         The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)	None.

ITEM 12.	EXHIBITS.

(a)         (1) Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)         (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)         Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tennenbaum Opportunities Partners V, LP

By:	/s/ Mark K. Holdsworth
Name:	Mark K. Holdsworth
Title:	Chief Executive Officer
Date:	March 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark K. Holdsworth
Name:	Mark K. Holdsworth
Title:	Chief Executive Officer
Date:	March 10, 2016

By:	/s/ Paul L. Davis
Name:	Paul L. Davis
Title:	Chief Financial Officer
Date:	March 10, 2016